Other Liabilities	12 Months Ended
Dec. 31, 2011
Other Liabilities Disclosure [Abstract]
Other Liabilities Disclosure [Text Block]

Note 14 – Other Liabilities

Other liabilities included the following:

	December 31,
	2011	2010
Asset retirement obligations	$45,180	$36,592
Long-term derivative liabilities	16,068	27,810
Other	-	525

Total Other Liabilities	$61,248	$64,927

Our asset retirement obligations relate to obligation of the plugging and abandonment of oil and gas properties. The asset retirement obligation is recorded at fair value and accretion expense, recognized over the life of the property, increases the liability to its expected settlement value. If the fair value of the estimated asset retirement obligation changes, an adjustment is recorded for both the asset retirement obligation and the asset retirement cost. The following table provides a rollforward of the asset retirement obligations for the year ended December 31, 2011 and 2010:

	Year Ended
	December 31,
	2011	2010
Asset retirement obligations, beginning of year	$42,997	$47,362
Increase due to revised estimates	14,609	2,949
Accretion expense	4,478	4,591
Impact of foreign currency exchange rate changes	430	(2,397)
Payments	(15,256)	(9,508)
Asset retirement obligations, end of year	47,258	42,997

Less: current portion of asset retirement obligations	(2,078)	(6,405)
Long-term asset retirement obligations	$45,180	$36,592